UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811- 21748

 Bread & Butter Fund, Inc.

(Exact name of registrant as specified in charter)

3633 Hill Rd 3rd Flr. Parsippany, NJ 07054

(Address of principal executive offices) (Zip code)

James B Potkul, Potkul Capital Management LLC.

 3633 Hill Rd 3rd Flr. Parsippany, NJ 07054

(Name and address of agent for service)

Registrant's telephone number, including area code:   973-331-1000

Date of fiscal year end:      December 31

Date of reporting period:   June 30,  2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth

Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders

BABFX

Semi-Annual Report

June 30, 2018

(Unaudited)

Phone: (888) 476-8585

             (440) 922-0066

BreadandButterFund.com

Bread & Butter Fund

Shareholder Letter

June 30, 2018 (Unaudited)

Dear Fellow Shareholders,

The Bread & Butter Fund returned -8.19% over the six-month period ended June 30, 2018 against the S&P 500 index 1.67% without dividends and 2.65% with dividends. The Fund has lagged the indices due to a number of factors but mainly the outperformance of numerous large well known technology companies such as Amazon, Apple and Netflix. Amazon (+45%), Apple (+10%), and Netflix (+106%) contributed 66% of the S&P 500’s gains in 1H 2018. Amazon and Neflix are two companies with lofty valuations and do not fit the fundamental value investing mold. On the other hand, there have been a number of sectors and companies that have had significant stock price corrections in the current market. I am analyzing a number these companies to see if they qualify as a long- term investment opportunity or a short- term opportunity for profit. In many cases, the businesses have come under pressure due to changes in consumer preferences, trade and tariff issues, missed earnings guidance and plain stock price overvaluation especially in the dividend growth stocks which have been chased by income seekers. The Fund continues to hold an elevated level of cash investments, which are earning a reasonable interest for short term income securities as contrasting to the near zero percent interest rates in the past few years. The elevated levels of cash are due to our investment process and lack of qualifying value investments.

Over the six-month period ended June 30, 2018 the main contributors to the Fund’s performance was Dawson Geophysical and UMH Properties while the main detractors to Fund performance was Philip Morris International, Tyson Foods, China Mobile and Chipmos. In the case of Tyson Foods one of the Fund’s largest holdings, the recent China trade and tariff circumstances has impacted the companies’ profitability as increased tariffs on pork and chicken has lowered their prices due to increases in supply. Thus, earnings guidance has been lowered. Our expectations are for the trade/tariff issues with China to be resolved and for Tyson to get back on track growing its business on a global basis.

Berkshire Hathaway continues to be the Fund’s largest holding. Even as the company continues to perform well operationally, the stock price was down mid-single digits vs a positive S&P 500 Index performance which contributed to the Fund’s underperformance. Some investors may ask why not sell Berkshire and move the proceeds to a stock that is moving up in price. There are a few factors to consider before making a sale. In analyzing the company’s fundamentals, the first thing to stand out is the strength of its balance sheet and its’ significant cash holding for acquisitions. The operations are highly diversified and performing well. In addition, Berkshire stock has done well for the Fund as it is up over three times in price since it was added near the depths of the 2009 financial crisis. Currently, the stock offers reasonable upside potential. If sold, a large capital gain would need to be recognized and would penalize the total return.  So, with the fundamentals of the company operations mostly positive and robust financial strength, it makes sense to hold Berkshire for additional longer-term gains.

Bread & Butter Fund

Shareholder Letter (Continued)

June 30, 2018 (Unaudited)

Berkshire continues to perform well in all sectors of its business. In the most recent second quarter report, Berkshire’s operating revenues rose 8% to $62.2 billion with all operating business groups posting growth, except McLane which dipped slightly.  Operating earnings rose a robust 67% during the quarter to $6.9 billion. Berkshire continues to hold large equity positions in its investment holdings. Apple contributed to the substantial investment gain in the quarter as the position was valued at $47.2 billion as of 6-30-18, a $19 billion increase since year end through the additional purchase of shares and market appreciation. At this time, Berkshire’s investment in Apple represented about 5% of its total market capitalization. A very significant investment and allows the Fund an opportunity to participate in Apples’ success. Berkshire’s continued financial strength allows it to make the necessary capital growth investments as well as look for acquisitions to add to the portfolio of companies.

I have been analyzing our investment research process to improve on our performance outcomes. Some improvements to our process would include avoiding stock position inertia, using nimbleness to our advantage, seeking quality value priced growth companies using discounted cashflow models and differentiating between shorter term opportunistic and longer-term investments.

Some Market Observations

Recently, the indicator that has stood out the most is the current yield spread between the 10 year and the 2 year US treasury bonds. It has narrowed to 20 basis points, not far from inversion. Historically, an inverted yield curve has led to a recession, but not in all cases. The below graph shows the historical perspective for four decades with the line running horizontally across the middle of the graph the point of inversion.

Another indicator depicted below is the profit margins of the S&P 500 Index companies. Currently it is showing record peak profit margins of 9.73 percent for the past 12 month period for the S&P 500 Index. The percentages represent income relative to sales. The last time profit margins were this high was in December 2014 at 9.69 percent and in July 2007 at 9.49 percent.  The sustainability of these margins will be tested by the increasing interest rates and wages on companies earnings going forward.

Bread & Butter Fund

Shareholder Letter (Continued)

June 30, 2018 (Unaudited)

Peak Profitability

Wages, interest rates seen bringing lower margins at U.S. companies

S&P 500 Index profit margin for past 12 months
10.00
8.00
6.00
4.00
2.00
Percent
1990-1994
1995-1999
2000-2004
2005-2009
2010-2014
2015-2019

Source: Bloomberg

SPX Index (S&P 500 Index) S&P 500 Profit Margin Daily 28FEB1990-28AUG2018

Copyright© 2018 Bloomberg Finance L.P.

28-Aug-2018 13:36:23

In general, most markets including the S&P 500 index and the bond market are overvalued on just about any metric one wants to look at (price to sales, market capitalization to gdp, price to earnings, price to cashflows ect). The big factor in causing such valuations has been the use of QE quantitative easing to keep interest rates at extreme low levels for an extended period of time. Investors have been forced to buy risk assets in order to just maintain some income generation.

I would like thank our investors for your support of the Fund. As a large shareholder in the Fund, I am frustrated by the Fund’s underperformance against the indices, but do realize strategies can come in and out of favor especially value strategies when markets are highly valued to historical periods and in a strong bull market. Underperformance of the Contrarian Value Strategy occurred at past market peaks in 1999-2000 and in 2007-2008 leading up to the financial crisis. The great investor John Templeton once said “Bull markets are born on pessimism, grown on skepticism, mature on optimism and die on euphoria”.

Again, thank you for your support and please reach out to us if you have any questions or comments.

Respectfully Submitted,

James Potkul

President & Chief Investment Officer

The views contained in this report are those of the Fund’s portfolio manager as of June 30, 2018, and may not reflect his views on the date this report is first published or anytime thereafter. The preceding examples of specific investments are included to illustrate the Fund’s investment process sand strategy. There can be no assurance that such investments will remain represented in the Fund’s portfolios. Holdings and allocations are subject to risks and to change. The views described herein do not constitute investment advice, are not a guarantee of future performance, and are not intended as an offer or solicitation with respect to the purchase or sale of any security.

Bread & Butter Fund

Top Ten Holdings and Asset Allocation

June 30, 2018 (Unaudited)

Top Ten Holdings *
(% of Net Assets)

Berkshire Hathaway, Inc. - Class B	13.49%
Tyson Foods, Inc. - Class A	9.47%
Philip Morris International, Inc.	5.55%
22nd Century Group, Inc.	5.08%
Fannie Mae Preferred Stocks (a)	3.68%
Shire Plc.	3.48%
Dawson Geophysical Co.	3.42%
Johnson & Johnson	3.34%
China Mobile, Ltd.	3.05%
Micron Technology, Inc.	2.89%
53.45%

Asset Allocation
(% of Net Assets)

Money Market Fund	22.35%
Other Assets Less Liabilities, Net	16.82%
Diversified Holding Cos.	13.49%
Consumer Products	10.63%
Meat Packing Plants	9.47%
Preferred Securities	4.97%
Semiconductors & Related Devices	4.83%
Pharmaceutical Preparations	3.48%
Oil & Gas Field Exploration Services	3.42%
Healthcare Pharmaceutical	3.34%
Telephone Communications (No Radio Telephone)	3.05%
Real Estate	1.69%
Gold & Silver Ores	1.36%
Household Furniture	1.10%
100.00%

* Top Ten Holdings does not include the Money Market Fund.

(a) Includes the total of Fannie Mae preferred stocks.

Please refer to the Schedule of Investments for more information.

Bread & Butter Fund

Portfolio Analysis

June 30, 2018 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments. Sectors are based on Morningstar® classifications.

Basic Materials
1.63%
Communication Services
3.67%
Consumer Cyclical
1.32%
Consumer Defensive
6.68%
Energy
4.12%
Financial Services
16.21%
Healthcare
25.70%
Money Market Fund
26.86%
Preferred Securities
5.96%
Real Estate
2.04%
Technology
5.81%

Bread & Butter Fund

Schedule of Investments

June 30, 2018 (Unaudited)

Shares		Value

COMMON STOCKS - 55.86%

Consumer Products - 10.63%
30,000	22nd Century Group, Inc. *	$ 73,800
1,000	Philip Morris International, Inc.	80,740
		154,540
Diversified Holding Cos. - 13.49%
1,050	Berkshire Hathaway, Inc. - Class B *	195,983

Healthcare-Pharmaceutical - 3.34%
400	Johnson & Johnson	48,536

Household Furniture - 1.10%
10,000	Natuzzi Spa ADR *	15,900

Gold & Silver Ores - 1.36%
1,500	Barrick Gold Corp. (Canada)	19,695

Meat Packing Plants - 9.47%
2,000	Tyson Foods, Inc. - Class A	137,700

Oil & Gas Field Exploration Services - 3.42%
6,300	Dawson Geophysical Co.	49,770

Pharmaceutical Preparations - 3.48%
300	Shire Plc. ADR	50,640

Real Estate - 1.69%
400	Consolidated Tomoka Land Co.	24,604

Semiconductors & Related Devices - 4.83%
1,871	Chipmos Technologies, Inc. ADR *	28,308
800	Micron Technology, Inc. *	41,952
		70,260
Telephone Communications (No Radio Telephone) - 3.05%
1,000	China Mobile, Ltd. ADR	44,390

TOTAL COMMON STOCKS (Cost $441,016) - 55.86%		812,018

* Non-income producing securities during the period.

ADR - American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

Bread & Butter Fund

Schedule of Investments (Continued)

June 30, 2018 (Unaudited)

Shares		Value

PREFERRED SECURITIES - 4.97%

U.S. Government Agencies - 3.68%
6,000	Fannie Mae Pref Shares, Series R, 7.625% Perpetual *	$ 34,800
3,000	Fannie Mae Pref Shares, Series T, 8.25% Perpetual *	18,630
		53,430
Real Estate Investment Trust - 1.29%
800	UMH Properties, Inc. 6.375% Perpetual	18,736

TOTAL PREFERRED SECURITIES (Cost $73,168) - 4.97%		72,166

MONEY MARKET FUND - 22.35%
324,785	Fidelity Institutional Treasury Only Money Market - Class I 1.74% **	324,785
TOTAL MONEY MARKET FUND (Cost $324,785) - 22.35%		324,785

TOTAL INVESTMENTS (Cost $838,969) - 83.18%		1,208,969

OTHER ASSETS LESS LIABILITIES, NET - 16.82%		244,427

NET ASSETS - 100.00%		$ 1,453,396

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at June 30, 2018.

The accompanying notes are an integral part of these financial statements.

Bread & Butter Fund

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets:
Investments in Securities, at Value (Cost $838,969)	$ 1,208,969
Cash	244,030
Receivables:
Dividends and Interest	2,787
Total Assets	1,455,786
Liabilities:
Accrued Expenses	2,390
Total Liabilities	2,390

Net Assets	$ 1,453,396

Net Assets Consist of:
Common Stock, at $0.001 par value	$ 110
Paid In Capital	1,041,105
Accumulated Net Investment Loss	(4,941)
Accumulated Realized Gains on Investments	47,122
Unrealized Appreciation in Value of Investments	370,000
Net Assets, for 109,882 Shares Outstanding	$ 1,453,396

Net Asset Value Per Share	$ 13.23

The accompanying notes are an integral part of these financial statements.

Bread & Butter Fund

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

Investment Income:
Dividends (net of $0 of foreign tax withheld)	$ 6,413
Interest	3,790
Total Investment Income	10,203

Expenses:
Advisory	7,572
Transfer Agent	3,000
Custody	1,800
Professional	5,300
Insurance	203
Registration	1,153
Quote and Fees	2,100
Software	225
State & Local Taxes	750
Printing & Postage	165
Other Expenses	607
Total Expenses	22,875
Less fees waived and expenses reimbursed by Advisor	(7,731)
Net Expenses	15,144

Net Investment Loss	(4,941)

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	47,122
Net Change in Unrealized Depreciation on Investments	(171,875)
Realized and Unrealized Loss on Investments	(124,753)

Net Decrease in Net Assets Resulting from Operations	$ (129,694)

The accompanying notes are an integral part of these financial statements.

Bread & Butter Fund

Statements of Changes in Net Assets

	(Unaudited)
	Six Months
	Ended	Year Ended
	6/30/2018	12/31/2017
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (4,941)	$ (9,455)
Realized Gain on Investments	47,122	33,816
Unrealized Appreciation on Investments	(171,875)	138,378
Net Increase (Decrease) in Net Assets Resulting from Operations	(129,694)	162,739

Distributions to Shareholders:
Realized Gains	-	(33,816)
Total Distributions Paid to Shareholders	-	(33,816)

Capital Share Transactions	(20,351)	(3,984)

Total Increase (Decrease) in Net Assets	(150,045)	124,939

Net Assets:
Beginning of Period	1,603,441	1,478,502

End of Period (Including Undistributed Net Investment Income (Loss) of $(4,941), and $ -, respectively)	$ 1,453,396	$ 1,603,441

The accompanying notes are an integral part of these financial statements.

Bread & Butter Fund

Financial Highlights

	(Unaudited) Six Months Ended 6/30/2018

		Years Ended
		12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013

Net Asset Value, at Beginning of Period	$ 14.41	$ 13.23	$ 12.86	$ 14.50	$ 14.57	$ 12.22

Income From Investment Operations:
Net Investment Loss *	(0.04)	(0.09)	(0.10)	(0.15)	(0.15)	(0.09)
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.14)	1.58	0.94	(1.09)	0.42	2.44
Total from Investment Operations	(1.18)	1.49	0.84	(1.24)	0.27	2.35

Distributions:
Realized Gains	-	(0.31)	(0.47)	(0.40)	(0.34)	-
Total Distributions	-	(0.31)	(0.47)	(0.40)	(0.34)	-

Net Asset Value, at End of Period	$ 13.23	$ 14.41	$ 13.23	$ 12.86	$ 14.50	$ 14.57

Total Return **	(8.19)%(b)	11.26%	6.52%	(8.59)%	1.82%	19.23%

Net Assets at End of Period (Thousands)	$ 1,453	$ 1,603	$ 1,479	$ 1,407	$ 1,670	$ 1,678

Ratio of Expenses to Average Net Assets
Before Waivers	3.02%(a)	2.98%	2.99%	2.87%	2.69%	2.88%
After Waivers	2.00%(a)	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of Net Investment Loss to Average Net Assets
After Waivers	(0.65)%(a)	(0.62)%	(0.75)%	(1.09)%	(0.99)%	(0.66)%

Portfolio Turnover	26.45%(b)	5.84%	19.06%	16.05%	11.33%	19.90%

* Per share net investment loss has been determined on the basis of average shares outstanding during the year.

** Assumes reinvestment of dividends.

(a) Annualized.

(b) Not annualized.

The accompanying notes are an integral part of these financial statements.

Bread & Butter Fund

Notes to Financial Statements

June 30, 2018 (Unaudited)

 NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:  The Bread & Butter Fund, Inc. (the "Fund"), is an open-end, no-load, non-diversified regulated investment company that was incorporated in the state of New Jersey on March 2, 2004.  The Fund commenced investment operations October 31, 2005. The Fund is authorized to issue 100,000,000 shares of $0.001 par value common stock.

The Fund's investment objective is to seek long-term capital appreciation primarily by investing in securities that Potkul Capital Management LLC (the "Adviser") believes are undervalued. The Fund is a "non-diversified" portfolio, which means it can invest in fewer securities at any one time than diversified portfolios.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 4.

Foreign Currency:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes:  The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

Bread & Butter Fund

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2014-2016) or expected to be taken in the Fund’s 2017 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and New Jersey State, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized, over the useful lives of the respective securities. Withholding taxes on foreign dividends will be provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Cash and Cash Equivalents:  The Fund considers all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash equivalents. The Fund may, during the ordinary course of business, maintain account balances with banks in excess of federally insured limits. The Fund has not experienced losses on these accounts, and management believes that the Fund is not exposed to significant risks on such accounts.

Use of Estimates:  The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnification: In the normal course of business, the Fund enters into contracts that contain general indemnifications to other parties. The Fund's maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Bread & Butter Fund

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

NOTE 2. INVESTMENT ADVISORY AGREEMENT

The Fund has an investment advisory agreement with the Adviser to furnish investment advisory and certain other management services to the Fund. The Fund will pay the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of 1.00%.  The Adviser will absorb all expenses of the Fund so that the Fund's total expense ratio is equal to or less than 2.00%.  The Adviser has contractually agreed through May 30, 2020 to reimburse the Fund for expenses that exceed 2.00% per year of the average total net assets of the Fund. The Fund does not consider “Acquired Fund Fees and Expenses” to be fund operating expenses subject to the 2.00% limit. The Fund will not refund the Adviser for these reimbursements. The Fund will bear its own operating expenses which will include director's fees, legal and accounting/audit fees, interest, taxes, brokerage commissions, bookkeeping and record maintenance, operating its office, registration fees, postage, printing and supplies, transfer agent and custodian fees.  For the six months ended June 30, 2018, the Adviser earned $7,572 pursuant to the advisory agreement.  The Adviser waived $7,731 in advisory fees for the six months ended June 30, 2018.  At June 30, 2018, there were no management fees due to the Adviser.

James B. Potkul is the President and Chief Investment and Compliance Officer of the Fund. Mr. Potkul is also the President/Chief Investment Officer and Principal of the Adviser.

NOTE 3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2018 were $264,821 and $328,623, respectively.

NOTE 4. SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Directors.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Bread & Butter Fund

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund's major categories of assets measured at fair value on a recurring basis follows.

Equity securities (common stocks and preferred securities). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Bread & Butter Fund

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of June 30, 2018:

	Financial Instruments – Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 812,018	$ -	$ -	$ 812,018
Preferred Securities	-	72,166	-	72,166
Money Market Fund	324,785	-	-	324,785
	$ 1,136,803	$ 72,166	$ -	$ 1,208,969

* Industry classifications for these categories are detailed on the Fund's Schedule of Investments.

The Fund did not hold any Level 3 assets during the six months ended June 30, 2018. The Fund did not hold any derivative instruments at any time during the six months ended June 30, 2018. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

NOTE 5. CAPITAL SHARE TRANSACTIONS

As of June 30, 2018, there were 100,000,000 shares of $0.001 per value common stock authorized.  The total par value and paid-in capital totaled $1,041,215. Transactions in capital stock were as follows for the six months ended June 30, 2018 and year ended December 31, 2017:

	June 30, 2018		December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	-	$ -	223	$ 3,000
Shares reinvested	-	-	2,343	33,816
Shares redeemed	(1,425)	(20,351)	(3,005)	(40,800)
Total decrease	(1,425)	$ (20,351)	(439)	$ (3,984)

NOTE 6.   TAX MATTERS

The Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of December 31, 2017, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	$541,875
Undistributed Realized Gains	-
Undistributed Ordinary Income	-
Total Distributable Earnings, Net	$541,875

Bread & Butter Fund

Notes to Financial Statements (Continued)

June 30, 2018 (Unaudited)

As of June 30, 2018, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Gross unrealized appreciation on investment securities

$      388,905

Gross unrealized depreciation on investment securities

         (18,905)

Net unrealized appreciation on investment securities

$      370,000

Tax Cost of investment securities, including short-term investments $    838,969

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP.

The tax character of distributions paid for the six months ended June 30, 2018 and year ended December 31, 2017 were as follows:

   2018

   2017

Long-term capital gain

$        -

$33,816

NOTE 7.   CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of June 30, 2018, the Potkul Family, in aggregate, owned approximately 36% of the Fund, and may be deemed to control the Fund.

NOTE 8.  NEW ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

Bread & Butter Fund

Expense Illustration

June 30, 2018 (Unaudited)

 Expense Example

As a shareholder of the Bread & Butter Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2018	June 30, 2018	January 1, 2018 through June 30, 2018

Actual	$1,000.00	$918.11	$9.51
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,014.88	$9.99
* Expenses are equal to the Fund's annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Bread & Butter Fund

Additional Information

June 30, 2018 (Unaudited)

DIRECTORS AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors.  Information pertaining to the Directors of the Fund is set forth below.  The SAI includes additional information about the Fund's Directors, and is available without charge, by calling 1-888-476-8585.  Each director may be contacted in writing to the director c/o Bread & Butter Fund, Inc., 3633 Hill Road, Parsippany, NJ 07054.

Officers and Directors of the Fund: Their addresses and principal occupations during the past five years are:

Name, Address And Age	Position in The Fund	Term of Office And Length of Time Served	Principal Occupation Past 5 Years	# of Funds Overseen By	Other Funds Where He Acts as Director
OFFICER
James B Potkul 3633 Hill Rd 3rd Parsippany, NJ 54	President and Chief Investment Officer & Compliance Officer of Fund	1 Year 13 Year	President and Chief Investment Officer Potkul Capital Mgt. LLC.	One	None
INTERESTED DIRECTOR
Jeffrey Potkul* 34-27 41st St. 3R Long Island City, NY 51	Director Interested Secretary	1 Year 13 Year	Global Director – Healthcare Economics Policy & Reimbursement at Medtronics and Covidien	One	None
Independent Directors
Donald McDermott 218 Halsey Rd. Parsippany, NJ 88	Director Chairman of the Board	1 Year 13 Year	Retired Professor Essex County College	One	None
Frank J Figurski 13 Greenwich Dr High Bridge , NJ 55	Director	1 Year 13 Year

IT Consultant - Major Transportation and Healthcare Network- System Engineer: External IT – Technical Acct Mgr/Sales Engineer: Global Mobility Architect, Synchronoss Tech Inc.; Global Systems Engineer, Sanofi-Aventis Inc.

				One	None
Theodore Moskala 21 Tilbury Dr. Bristol, RI 54	Director	1 Year 13 Year	President Nittany Management Inc.	One	None

*Directors of the Fund are considered "Interested Persons", as defined in the Investment Company Act of 1940 because these individuals are affiliated with the Investment Advisor. Other “immediate family members” that own the fund are June Ann and Christine Potkul, daughters of James Potkul. Jeffrey Potkul is the brother of James Potkul.

The Directors received no fees for the six months ended June 30, 2018.

Bread & Butter Fund

Additional Information (Continued)

June 30, 2018 (Unaudited)

PROXY VOTING GUIDELINES

Potkul Capital Management LLC., the Fund's Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. The Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12 month period ended June 30, is available without charge by calling the Fund at 1-888-476-8585, at the Fund's website http://www.breadandbutterfund.com or by visiting the Securities and Exchange Commission ("SEC's") website http://www.sec.gov.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the Fund's website http://www.breadandbutterfund.com or at the SEC's website at http://www.sec.gov.  The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SHAREHOLDER MEETING

The Annual meeting of shareholders of the Bread & Butter Fund Inc. (“Fund”) was held on June 23, 2018 at the offices of Bread & Butter Fund Inc., at 3633 Hill Rd 3rd Floor Parsippany NJ 07054.  At the meeting, the following matters were voted upon by shareholders of record on May 4, 2018 (the resulting votes are presented below):

Total Shares Voted:	98,234.421
Total Outstanding Shares:	109,882.655

           The results of shareholder voting for the annual election of the board of directors for the Fund is as follows:

Board of Directors	FOR	WITHHELD
Frank J Figurski Donald J McDermott Theodore J Moskala Jeffrey E Potkul	98,234.421 98,234.421 98,234.421 98,234.421	0 0 0 0

The result of shareholder voting for the election of the Independent public accountant Sanville & Company for the Fund is as follows:

Independent Public Accountant	FOR	AGAINST	ABSTAIN
Sanville & Company	98,234.421	0	11,648.234

Bread & Butter Fund

Additional Information (Continued)

June 30, 2018 (Unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At an in-person meeting held on June 23, 2018, the Board of Directors, including a majority of Directors that are not "interested" persons of the Fund (as the term is defined in the 1940 Act), re-approved the Advisory Agreement based upon its review of the qualitative and quantitative information provided by the Investment Advisor. In reaching their determinations relating to approval of the Advisory Agreement, the Directors considered all factors they believed relevant including the following:

The nature, extent and quality of investment, and other services to be rendered by the Investment Manager; comparative fee, performance and expense data for the Fund and other investment companies with similar investment objectives; the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors; information about fees charged by the Investment Manager to other clients with similar investment objectives; the professional experience and qualifications of the Fund’s portfolio manager; profitability of the Investment Manager; and the terms of the Advisory Agreement.

The Directors also considered their overall confidence in the integrity and competence of the Investment Manager. The Directors determined that the overall arrangements between the Fund and the Investment Manager, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses expected to be incurred, and such other matters as the Directors considered relevant in the exercise of their reasonable judgment.

Nature, Extent, and Quality of Services Provided by the Investment Manager — The Directors noted that, under the Advisory Agreement, the Investment Manager, subject to the control of the Directors, administers the Fund’s business and other affairs. The Directors also noted that the Investment Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and policies.

The Directors considered the scope and quality of services provided by the Investment Manager under the Advisory Agreement. The Directors considered the cyclical nature of value investing, the quality of the investment research capabilities of the Investment Manager, the other resources it dedicates to performing services for the Fund and the active management style of the Investment Manager. The Directors also considered the experience, reputation, and investment philosophy of Mr. James B. Potkul, the principal of the Investment Manager and portfolio manager of the Fund. The quality of administrative and other services also were considered.

The Directors concluded that the nature of the services provided by the Investment Manager continues to be satisfactory.

Bread & Butter Fund

Additional Information (Continued)

June 30, 2018 (Unaudited)

Investment Advisory Fees Paid by and Performance of the Fund — The Directors considered the advisory fee rate paid by the Fund to the Investment Manager and the performance of the Fund.

The Directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. They also recognized that when comparing the performance of the Fund to the performance of comparable funds, it is important to take factors such as size, risk management, and the age of the Fund into account. The Fund is a long term capital appreciation fund with lower than normal turnover focusing on value investments. Therefore the Directors used several funds in the value peer group as well as the S&P 500 Index for comparison purposes. The Fund performance analysis is longer term in nature using the most recent 5 year period ending December 31 and since inception October 31, 2005 through the year end of the most recent N-CSR Annual Filing December 31. The Directors concluded that the advisory fee rate, taking into account performance and the other factors mentioned above, was in line with other comparable funds. The Directors also considered that the advisory fee was at the same level as the fees charged by the Investment Manager to its other client accounts.

Possible Economies of Scale — The Directors considered whether the fee waiver was reasonable in light of the Fund’s assets size. The Directors determined that the fee waiver helps to keep Fund expenses in line with competitive funds and is reasonable.

In addition, the Directors noted that although the Fund’s contractual management fee did not include voluntary waivers. The Directors recognized that the Investment Manager has made great effort to keep cost low and waive expenses

The Directors noted that (i) the expenses paid by the Fund were customary in the mutual fund industry, and additionally, the Fund is a no-load fund and as such Fund shareholders do not pay sales charges common to other Funds and (ii) the expense ratios of some of the comparable funds were lower because of waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary and a larger asset base. The Directors concluded that the Fund’s expense ratio was satisfactory.

Investment Manager Profitability — The Directors noted that the Investment Manager provides the Fund with office space, administrative and other services as are necessary for the Fund’s operations. The Directors considered that the Investment Manager paid the total cost of the organization of the Fund (without reimbursement). It was also noted that the Investment Manager is contractually obligated to waive Fund expenses beyond 2%. The Directors considered the expenses of the Investment Manager and the services provided by the Investment Manager and determined that the Investment Manager was currently not profitable based on the expenses and relatively small asset levels of the Fund.

Bread & Butter Fund

Additional Information (Continued)

June 30, 2018 (Unaudited)

Investment Adviser

Potkul Capital Management, LLC.

3633 Hill Road 3rd Flr.

Parsippany, NJ  07054

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, Ohio 43219

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road

Abington, PA 19001

This report is provided for the general information of the shareholders of Bread & Butter Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Bread & Butter Fund

Additional Information (Continued)

June 30, 2018 (Unaudited)

ITEM 2.  CODE OF ETHICS – Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT – Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES - Not applicable.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.   Not applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the    report to shareholders filed under Item 1 of this Form.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT  COMPANIES.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS- Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES – Not applicable.

ITEM 12.  EXHIBITS.

 (a)   (1)      EX-99.CODE ETH.  Filed herewith.

(a)(2)  Certifications pursuant to Section 302 of the Sarbanes-Oxley

  Act of 2002.  ex-99cert  Filed herewith.

(b)     Certifications pursuant to Section 906 of the Sarbanes-Oxley

 Act of 2002.  ex-99.906cert   Filed herewith.

Bread & Butter Fund

Additional Information (Continued)

June 30, 2018 (Unaudited)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bread & Butter Fund, Inc.

By /s/ James B. Potkul

--------------------------

       James B. Potkul

       Principal Financial Officer

Date 09/5/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ James B. Potkul

------------------------

       James B. Potkul

       President

Date 09/5/2018